                                                                   EXHIBIT 23.9


                        CONSENT OF DIXON ODOM, P.L.L.C.

                        CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in this Registration Statement (No. 333-65998) on Form S-1 of our report dated January 23, 1998, except for Note M, as to which the date is August 10, 2001, relating to the combined financial statements of Nalley Chevrolet, Inc. and affiliated entities, and to the reference to our Firm under the captions "Selected Consolidated Financial Data" and "Experts".



/s/ Dixon Odom, P.L.L.C.
Atlanta, Georgia
January 7, 2002